Exhibit 10.02
FIRST AMENDMENT
This FIRST AMENDMENT, dated as of May 21, 2021 (this “First Amendment”), to the Term Loan Credit Agreement, dated as of April 23, 2021 (as previously amended, modified or supplemented, the “Existing Credit Agreement”, and as amended by this First Amendment, the “Credit Agreement”), among Intabex Netherlands B.V., a private limited liability company (besloten venootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands (the “Borrower”), the Parent Guarantors and lenders from time to time party thereto and Alter Domus (US) LLC, as administrative agent and collateral agent.
WHEREAS, the Borrower has requested certain amendments to the Existing Credit Agreement, and the Required Lenders have agreed to such amendments, in each case upon the terms and subject to the conditions set forth herein in accordance with Section 9.08(b) of the Existing Credit Agreement;
NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto hereby agree as follows:
Section 1.Defined Terms. Unless otherwise defined herein, capitalized terms are used herein as defined in the Credit Agreement.
Section 2.Amendments.
(a)Clause (b) of the definition of “Required Lenders” in the Existing Credit Agreement is hereby amended to add the words “and each Lender that was a Lender as of the Closing Date and that (together with its Affiliates) has more than 35% of such Loans and Commitments at such time” immediately after the word “Lenders” in such clause.
(b)Section 5.01(j) of the Existing Credit Agreement is hereby deleted in its entirety and replaced with the following: “[Reserved].”
(c)Section 5.15(a) of the Existing Credit Agreement is hereby amended to replace the number 30 with the number 60.
(d)Sections 9.08(b)(v) and (vi) of the Existing Credit Agreement are each hereby amended to add the words “clause (a) of” before the words “the definition” in each such section.
Section 3.Effect on the Loan Documents; No Other Amendments or Consents. Except as expressly provided herein, all of the terms and provisions of the Existing Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments provided for herein are limited to the specific subsections of the Existing Credit Agreement specified herein and shall not constitute a consent, waiver or amendment of, or an indication of any Lenders’ willingness to consent to any action requiring consent under any other provision of the Existing Credit Agreement or any other Loan Document or the same subsection for any other date or time period. Upon the effectiveness of the amendments set forth herein, on and after the First Amendment Effective Date (as defined below), each reference in the Existing Credit Agreement to “this Agreement,” “the Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Existing Credit Agreement, shall mean and be a reference to the Existing Credit Agreement as amended hereby.
Section 4.Effectiveness of Amendment. This First Amendment shall become effective upon the execution of signature pages to this First Amendment by the Borrower and Lenders constituting the Required Lenders (as defined in the Existing Credit Agreement) (the “First Amendment Effective Date”).
Section 5.Counterparts. This First Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this First Amendment by telecopy or electronic transmission shall be effective as delivery of a manually executed counterpart of this First Amendment.
Section 6.GOVERNING LAW; ETC. THIS FIRST AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. Sections 9.05 (Expenses; Indemnity), 9.12 (Waiver of Jury Trial), 9.13 (Severability), 9.16 (Jurisdiction; Consent to Service of Process) and 9.17 (Confidentiality) of the Existing Credit Agreement are incorporated herein mutatis mutandis.
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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

INTABEX NETHERLANDS B.V.,
as Borrower
By:    /s/ Joel Thomas
    Name: Joel Thomas
    Title: Authorized Signatory

[Signature Page to First Amendment]

Glendon Opportunities Fund, L.P.

By:     /s/ Haig Maghakian
    Name: Haig Maghakian
    Title: Authorized Person

Glendon Opportunities Fund II, L.P.,

By:     /s/ Haig Maghakian
    Name: Haig Maghakian
    Title: Authorized Person

[Signature Page to First Amendment]

MBD 1 Ltd
By: Monarch Alternative Capital LP, as advisor,

By:     /s/ Michael Weinstock
    Name: Michael Weinstock
    Title: Chief Executive Officer

[Signature Page to First Amendment]